UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4900, Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, on November 10, 2014, Dendreon Corporation (the “Company”) and its wholly owned subsidiaries, Dendreon Holdings, LLC, Dendreon Distribution, LLC and Dendreon Manufacturing, LLC (collectively, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On November 9, 2014, as previously disclosed, the Debtors and (i) certain holders representing approximately 47.8% and (ii) certain other holders representing approximately 35.9% (collectively, the “Supporting Noteholders”) of the outstanding principal amount of the Company’s 2.875% Convertible Senior Notes due 2016 (the “2016 Notes”) entered into two separate Plan Support Agreements, which were amended and restated on December 15, 2015 (the “PSAs”). Under the terms of the PSAs, the parties agreed to work to effectuate a restructuring of the Debtors’ obligations pursuant to a stand-alone plan of reorganization in Chapter 11 under which holders of the 2016 Notes would receive new shares of common stock in the reorganized Company, subject to the outcome of the competitive process contemplated in the PSAs. On February 19, 2015, the Debtors, Valeant Pharmaceuticals International, Inc. (“Valeant”) and Drone Acquisition Sub Inc., a wholly-owned direct subsidiary of Valeant (the “Purchaser”), entered into a second amended and restated acquisition agreement pursuant to which the Purchaser agreed to acquire substantially all of the assets (including $80 million in cash of the Debtors) and certain liabilities of the Debtors (the “Sale Transaction”) for an aggregate purchase price of $495 million. On February 23, 2015, the Company completed the Sale Transaction.

On March 10, 2015, the Debtors filed with the Bankruptcy Court (1) a proposed plan of liquidation (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) for the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code and (2) a related proposed disclosure statement (as may be amended, modified or supplemented from time to time, the “Proposed Disclosure Statement”).

Copies of the filed Proposed Plan and related Proposed Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. The Supporting Noteholders have agreed to support the Proposed Plan, subject to the terms and conditions of their respective PSAs, however, there can be no assurances that other creditors of the Debtors will accept the Proposed Plan, or that the Bankruptcy Court will approve the Proposed Disclosure Statement or confirm the Proposed Plan.

The Bankruptcy Code does not permit solicitation of acceptances of the Proposed Plan until the Bankruptcy Court approves the Proposed Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical investor typical of the holders of claims against the Debtors to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Proposed Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Bankruptcy Court has entered an order that places limitations on trading in the Company’s common stock, including options and certain other rights to acquire common stock, and certain instruments convertible into common stock, during the pendency of the bankruptcy proceedings.

The Proposed Plan contemplates that the holders of the Company’s capital stock will receive no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K and the exhibits attached hereto (collectively, this “Current Report”) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the Sale Transaction on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 (including Exhibits 99.1 and 99.2 hereto) of this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Proposed Plan of Liquidation of Dendreon Corporation, et al., dated March 10, 2015

99.2	Proposed Disclosure Statement with Respect to Proposed Plan of Liquidation of Dendreon Corporation, et al., dated March 10, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: March 11, 2015	By:	/s/ Robert L. Crotty
	Name:	Robert L. Crotty
	Title:	President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Proposed Plan of Liquidation of Dendreon Corporation, et al., dated March 10, 2015

99.2	Proposed Disclosure Statement with Respect to Proposed Plan of Liquidation of Dendreon Corporation, et al., dated March 10, 2015